  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 11, 2025 (April 7, 2025)

XCF GLOBAL CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-281116-01	92-2169650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Blvd, Suite 150-138
Houston, TX 77042
(Address of principal executive offices, including zip code)

(346) 630-4724
(Registrant’s telephone number, including area code)

5170 Golden Foothill Parkway
El Dorado Hills, CA 95762
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 7, 2025, XCF Global Capital, Inc. (the “Company”) was notified by Turner, Stone & Company, L.L.P. (“Turner Stone”) of its decision to resign as the Company’s independent registered accounting firm, effective as of such date. In addition, on April 7, 2025, New Rise Renewables, LLC (“New Rise”), which had separately engaged Turner Stone prior to the completion of New Rise’s acquisition by the Company, was notified by Turner Stone of its decision to resign as New Rise’s independent registered accounting firm, effective as of such date.

The report of Turner Stone on (i) the Company’s financial statements for the period February 9, 2023 (inception) to December 31, 2023 and (ii) New Rise’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (A) Turner Stone’s audit report on the Company’s financial statements for the period February 9, 2023 (inception) to December 31, 2023 included an explanatory paragraph expressing an uncertainty about the Company’s ability to continue as a going concern and (B) Turner Stone’s audit report on New Rise’s financial statements for the fiscal years ended December 31, 2023 and 2022 included an explanatory paragraph expressing an uncertainty about New Rise’s ability to continue as a going concern. Turner Stone did not issue a report on the financial statements of the Company or on the financial statements of New Rise for the fiscal year ended December 31, 2024.

During (i) the period February 9, 2023 (inception) to December 31, 2023 and the subsequent interim period through the date of this Current Report on Form 8-K, with respect to the Company, and (ii) the years ended December 31, 2023 and 2022 and the subsequent interim period through the date of this Current Report on Form 8-K, with respect to New Rise, there were no (A) disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreements in connection with its reports, or (B) reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions), except as disclosed in the Form S-4 Registration Statement of the Company (as co-registrant) with respect to the Company’s and New Rise’s material weaknesses in each of their internal controls.

The Company provided Turner Stone with a copy of the statements set forth in this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Turner Stone furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. The letter provided by Turner Stone is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Turner, Stone & Company, L.L.P.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCF GLOBAL CAPITAL, INC.

		By:	/s/ Mihir Dange
Name: Mihir Dange
Title: Chief Executive Officer
Date:	April 11, 2025

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